Segment reporting	6 Months Ended
Jun. 30, 2024
Segment reporting
Segment reporting

11. Segment reporting

The Company manages its activities and operates as one business unit which is reflected in its organizational structure and internal reporting. The Company’s information on different segments or geographical segments is not used by management in making operating decisions.

The following table summarizes the product net sales by region of sales:

	Six Months Ended
	June 30,
(in thousands of $)	2024	2023
North America	$755,536	$440,853
Japan	38,114	23,645
EMEA	66,072	22,836
China	16,196	—
Total product net sales	$875,918	$487,335

We sell our products through a limited number of distributors and wholesalers. Four U.S. customers represent approximately 88% of the product net sales in the U.S. during six months ended June 30, 2024 (compared to 88% for the same period in 2023).